Exhibit 99.1

Investor Presentation April 2016

Disclaimer This Investor Presentation (the "Investor Presentation"), which is to be used by the WL Ross Holding Corp. ("WLRH") in making presentations to certain of its stockholders and other persons with respect to the transactions contemplated by the merger agreement previously announced on March 21, supersedes the investor presentation provided on March 23. This Investor Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Nexeo Solutions Holdings, LLC (“Nexeo” or the “Company”) or WLRH or any of Nexeo’s or WLRH’s affiliates’ securities (as such term is defined under the U.S. Federal Securities Laws). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Nexeo and WLRH and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels. prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is no indication as to future performance. Nexeo and WLRH assume no obligation to update the information in this Investor Presentation. Forward-Looking Statements This Investor Presentation includes financial forecasts, projections, and other forward-looking statements regarding Nexeo, its business and prospects that, unless otherwise indicated, were provided by Nexeo to WLRH and are within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “intends”, “plan”, “outlook”, “target”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including statements about our beliefs and expectations and the financial and other projections contained herein and about targets available to pursue selective accretive M&A. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of WLRH, Nexeo and the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. Accordingly, actual results and performance may materially differ from results or performance expressed or implied by the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger for the business combination (the “Merger Agreement”); (2) the outcome of any legal proceedings that may be instituted against WLRH, the combined company or others following announcement of the Merger Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of WLRH, inability to complete the transactions prior to or to extend the date by which WLRHis required to liquidate pursuant to its charter, or other conditions to closing in the Merger Agreement; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (5) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, competitive factors, weather and/or commodity prices; and (9) other risks and uncertainties in the preliminary proxy statement filed by WLRH with the Securities and Exchange Commission (the “SEC”) on March 31, 2016 concerning the proposed business combination, including those under “Risk Factors” therein, and other filings with the SEC by WLRH or the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and WLRH and Nexeo undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Financial Presentation This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Gross Margin, Gross Profit, Cumulative Free Cash Flow, Conversion Ratio, Cash Conversion, Capex and Working Capital. Non-GAAP financial measures should not be considered as alternatives to generally accepted accounting principles in the United States of America (“GAAP”), measures such as net income, operating income, net cash flows provided by operating activities or any other GAAP measure of liquidity or financial performance. Adjusted EBITDA is calculated as net income (loss) before interest expense, provision for income taxes, depreciation, amortization and items that we do not consider representative of our ongoing operating performance. A reconciliation of net income (loss) to Adjusted EBITDA for Fiscal 2012 through 2015 is set forth in the Appendix on pages 35– 38. Nexeo believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Nexeo’s financial condition and results of operations. Nexeo’s management uses these non-GAAP measures to compare Nexeo’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Nexeo’s board of directors. Nexeo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Nexeo’s financial measure with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Nexeo does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Nexeo’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Nexeo’s audited financial statements, which are included in the preliminary proxy statement filed by WLRH with the SEC on March 31, 2016, and not rely on any single financial measure to evaluate Nexeo’s business. The delivery of this Investor Presentation does not at any time imply that there has been no change in the operations, financial condition, prospects, creditworthiness and status or affairs of WLRH or Nexeo since the date shown on this document. WLRH and Nexeo do not accept any liability whatsoever for any losses arising from the use of this document or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Additional Information In connection with the proposed business combination between Nexeo and WLRH, WLRH has filed a preliminary proxy statement with the SEC on March 31, 2016, and will mail a definitive proxy statement and other relevant documents to its stockholders when they become available. This presentation does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. WLRH stockholders and other interested persons are advised to read the preliminary proxy statement and any amendment thereto and, once available, the definitive proxy statement in connection with WLRH’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Nexeo, WLRH and the proposed transactions. Stockholders may obtain a copy of the preliminary proxy statement and definitive proxy statement, once available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, 25th Floor, New York, New York 10036, e-mail: WLRHolding@wlross.com, Attn: Tony Reina (Legal Department). This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. Participants in the Solicitation WLRH, Nexeo, and their respective directors and officers may be deemed participants in the solicitation of proxies to WLRH's stockholders with respect to the transactions contemplated by the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of WLRH’s and Nexeo’s respective executive officers and directors in the solicitation by reading the preliminary proxy statement in connection with the mergers which was filed by the Company on March 31, 2016. Information concerning the interests of WLRH’s and Nexeo’s participants in the solicitation, which may, in some cases, be different than those WLRH’s and Nexeo’s stockholders generally, is set forth in the preliminary proxy statement relating to the mergers.

Chairman of the Board 50+ Years Chief Strategy Officer and Chairman of WL Ross & Co. LLC and member of the Investment Committee Previously served as Executive Managing Director of Rothschild Inc. Mr. Ross holds an M.B.A. with distinction from Harvard University and an A.B. from Yale University President & Chief Executive Officer, Nexeo 24 Years CEO and Director of Nexeo Solutions since 2011 Previously served as COO of Kraton Performance Polymers Previous leadership experience at GE Plastics B.S. degree in Chemical Engineering from the University of Louisville Chief Financial Officer, Nexeo 30 Years CFO and Executive VP of Nexeo Solutions since 2011 Previously served as CFO for Belkin International B.S. and M.B.A. in Finance from Arizona State University Presenters David Bradley Ross Crane Wilbur L. Ross Jr. Professional Experience Background Title

WL Ross Investment Thesis

nexeo solutions

Overview

- Global private equity firm with world-renowned management team and proven track record of investment excellence
- 70+ years of investing and restructuring advisory experience
- Expertise undertaking complex transactions and providing flexible, long-term capital solutions, distinguishing WL Ross & Co. from other financial buyers

Extensive Experience Using Platform Investments to Drive Industry Consolidation

- WL Ross & Co. has restructured and consolidated the steel, coal and financial services industries
  - Bought LTV's integrated steel operations for ~$325 million to form International Steel Group, creating America's largest and lowest cost steel maker (~30% of U.S. production)
  - Formed International Coal Group to consolidate certain sector assets
  - Created second largest independent non-prime mortgage servicing company, Homeward Residential, through series of selective strategic acquisitions
  - Through a series of roll-up acquisitions, evolved Talmer Bancorp from less than $100 million of assets in 2009 to over $6.4 billion in assets as of June 2015

Why Nexeo?

- Attractive Industry Growth Characteristics
- Ideal Consolidation Platform
- Potential Productivity and Margin Enhancements
- Proven Management Team
- Attractive Entry Point

Value-Oriented Investment Philosophy Applicable in Variety of Market Conditions

4

Nexeo Overview

Nexeo – A Leading Global Distributor of Chemicals and Plastics

nexeo solutions

- Chemicals distribution is focused in North America and Asia
  - #3 Chemicals distributor in North America and #4 Globally
- #1 North American Plastics distributor; a leader in Europe and Asia
- Differentiated platform with sales across a diverse range of end-markets
- Entrenched with a diverse base of customers and a global network of suppliers
- Over the past 3 years, Nexeo's management team has meaningfully increased Adj. EBITDA by 45%

Business Highlights[(a)]

FY2015A Revenue:	$3,949 million
FY2015A Adjusted EBITDA[(b)]:	$177 million
# Products:	~23,000
# Customers:	27,500+
# Suppliers:	1,300+
Employees:	~2,450
Sales Professionals:	~500
Locations:	~170
Headquarters:	The Woodlands, Texas

FY15 Revenue by End Market[(c)]


Appliances 2%
Agriculture 1%
Other 14%
IM - Central 7%
IM - East 7%
IM - National 8%
IM - West 6%
Automotive 10%
Packaging 6%
CASE 6%
Medical & Pharma 5%
Chem Mnfg. 5%
Energy 4%
Personal Care 4%
Other Industrial 4%
Electrical & Electronics 3%
Environmental 3%
Sport & Leisure 2%
Compounding 2%
Building & Construction 2%

FY15 Revenue by Geography


Asia, 5%
EMEA, 12%
North America, 83%

Source: Company management, ICIS Top 100 Report, July 2015.

(a) Financials represent fiscal year ended September 30th, 2015.

(b) Adjusted EBITDA from continuing operations – please see appendix for non-GAAP reconciliations; not pro forma for cost savings actions taken in FY2015.

(c) IM represents Industrial Markets; CASE represents Coatings, Adhesives, Sealants and Elastomers.

6

Customers: One-to-Many 27,500+ Customers Suppliers: Many-to-One 1,300+ Suppliers Mission Critical Service Provider Connecting Diffuse Base of Suppliers and Customers Value Proposition to Suppliers Efficiency gains (distributors focus on “less than bulk” business) Broaden customer reach and geography Demand forecasting Improve overall cost of capital Value Proposition to Customers “One-stop shop” Short lead times Technical product knowledge Value added services Source: Company management.

Strong Market Positions across Both Core Businesses

	Chemicals Distribution (50%) *FY2015 Segment Sales: $1,956 million*	Plastics Distribution (47%) *FY2015 Segment Sales: $1,876 million*
Segment	▪ Leading, broad-line, North American distributor of chemicals, solvents and additives to a diverse range of end markets 	▪ Largest distributor of plastics in the U.S., supplying nearly every grade of prime thermoplastic resin 
Market Position	▪ #3 in North America ▪ #4 Globally	▪ #1 in North America ▪ Leading EMEA position
Key End Markets	▪ Coating, Adhesives, Sealants, Elastomers (CASE) ▪ Household, Industrial and Institutional (HI&I) ▪ Lubricants & Chemical Manufacturing ▪ Personal Care	▪ Healthcare ▪ Automotive ▪ Industrial ▪ Packaging ▪ Building and Construction ▪ Electrical
Key Products	▪ Alcohols ▪ Blends ▪ Ethers ▪ Glycols ▪ Hydrocarbons ▪ Ketones ▪ Silicones ▪ Resins ▪ Surfactants	▪ Engineered Thermoplastics ▪ Polyolefins ▪ Polypropylene ▪ Specialty Thermoplastics ▪ Styrenics
Suppliers	▪ Deep supplier base of 1,300+ suppliers from which the Company offers ~23,000 products ▪ Average length of top 10 supplier relationship of 20+ years	
Customers	▪ Highly diversified customer base serving 27,500+ customers from ~170 locations across 80+ countries ▪ Nexeo's customer-centric model results in strong, long-term relationships ▪ Average length of top 10 customer relationship of 20+ years	

Robust Foundation for Continued Growth Across All Segments

Source: Company management.
Note: Financials represent fiscal year ended September 30th, 2015; our other segment, which is primarily Environmental Services, represents 3% of revenues.

8

Operations-Intensive Enhancements Since Carve-Out Source: Company management. Completion of operations intensive carve-out paves the way for focus on optimization Significant strides made towards driving operational improvements with opportunities for further enhancement Focus on driving organic and acquisitive growth “Orphan Business” Built Fully Functional Independent Organization Heavily Invested in Safety and Service Capabilities Actively Transformed Talent Base Pursued Growth, Both Organically And Through Acquisitions Created Scalable Centralized Data System and Platform Capability Strengthened Sales and Marketing Organization Focused on Value-Added Services Line-Card Expansion and Service Capabilities Optimize Fleet Utilization and Reduce Warehouse & Delivery Costs Acquires Archway, a specialty chemical distributor Sells North American composites operations to Composites One Acquires remaining stake in Plaschem JV Finalizes JV with Beijing Plaschem Trading Co (60% ownership) Nexeo is formed through TPG’s acquisition of Ashland Distribution Acquires Chemical Specialists and Development 2011 2012 2013 2014 2015 Management has Transformed Ashland’s Orphan Distribution Business into a Global Leader

 Have Resulted in Consistent and Proven Growth Source: Company management. (a) Gross profit defined as sales – cost of sales and operating expenses (including Warehouse & Delivery costs). (b) Adjusted EBITDA from continuing operations – please see appendix for non-GAAP reconciliations; not pro forma for cost savings actions taken in FY2015. Adjusted EBITDA margin defined as Adjusted EBITDA / total sales. Consistent Initiative-Driven Growth and Margin Expansion ($ in millions) 34% Growth LTM Rolling Gross Profit(a) Strong Adj. EBITDA and Adj. EBITDA Margin Trajectory(b) ($ in millions) $307 $330 $344 $358 $375 $402 $405 $408 $411 2Q12A 4Q12A 2Q13A 4Q13A 2Q14A 4Q14A 2Q15A 4Q15A 1Q16A $122 $150 $152 $177 $184 3.3% 3.7% 3.4% 4.5% 4.9% 2012A 2013A 2014A 2015A LTM 12/31/15 Adj. EBITDA % EBITDA Margin

Investment Highlights

Investment Highlights Leading Position in the Attractive Distribution Market 1 Value-Add Business Model with Actionable Upside Opportunities 2 Well-Invested Infrastructure Driving Operating Leverage 3 Resilient Business that Remains a Strong Performer Throughout Market Cycles 5 Attractive Valuation and Growth Characteristics Relative to Public Comparables 7 Asset-Lite Business Model with Robust and Consistent Cash Generation 4 Experienced Management Team with Premier Sponsorship 6

Leading Position in the Attractive Distribution Market Leading Player in Fragmented and Consolidating Market with Only Handful of Global Players Chemicals Segment Chemicals Segment Source: Company management, BCG Report (July 2013), American Chemistry Council (December 2015), Wall Street Research. Top 3 as % of Market: 39% Top 3 as % of Market: 64% Plastics Segment 2013 – 2018 CAGR 1 Third-Party Chemical Distribution Market Growing Faster Than Broader Chemical Market and GDP North American Distribution Market Share % of Sales Through Third-Party Distributors Chemicals Distribution Underpenetrated Relative to Other Industries 90+% 85+% 35% 25% 10% US Roofing Materials Drug / Pharmaceutical US All Steel Specialty Electronics Chemicals 24% 21% 19% 20% 10% 9% 2% 3% 6% US GDP Global Chemical Production Third Party Chemical Distribution

Single Solution Provider for All Supplier Requirements Yielding Supply Chain and Transportation Savings Compelling Suite of Value-Added Services Driving Growth in Excess of Market 2 Source: Company management. Nexeo Differentiated Services Transport & Logistics Warehouse Services Supply Chain Consulting Integrated Solutions Production Services Waste Disposal Well-Invested Infrastructure Integrated & Well-Invested IT Demand Forecasting Increase supplier share and reach Supply chain rationalization Technical services Custom blending Packaging / re-packaging Environmental services Basic Distribution Services Supplier cost out and Nexeo cost leverage Unique link to suppliers Value-Added Services

Multiple Avenues for Supplier Penetration and Customer Expansion Existing Source: Company management 2 Robust Pipeline of Organic Growth Opportunities New Leverage cross-selling opportunities across lines of business Expand reach into small customers through Inside Sales Leverage small packaging capability to gain share of wallet Customer Adjacent end-markets such as Pharma, Food and Beverage, Nutraceutical Geographic expansion to capitalize on existing footprint and infrastructure; e.g. Mexico, South America and Southeast Asia Increase share of wallet by gaining authorization for new products and markets Selling our supply chain as a service to eliminate redundancies and reduce costs Feasibility study complete: pilot planning underway with key supplier Growth via supplier turnover in NAFTA from key suppliers Supplier New supplier and product authorization in existing end markets Signed 3 year 110 million pound growth plan with key plastics supplier Develop new accounts and new applications

② Nexeo Continues to Offer Compelling Services and Create Value For Its Partners

nexeo solutions

Diversified Multinational Producer

Supplier Challenge

- Partner's direct business supply chain model has inefficiencies
  - Outdated and costly for partners

Nexeo Solution

- Utilizing Nexeo's assets to drive ~20-30% distribution costs savings
  - 5x distribution nodes
  - 2x rail usage; 50-75% truck mileage decrease
- Fully-integrate Nexeo and Partner's systems to leverage Nexeo's platform
  - Nexeo only industry participant that can offer holistic solution

- New Nexeo revenue stream and improved access to Partner's products
- Shared beneficial economics – $1 - $4 million of potential uplift from each product in broad portfolio

Global Specialty Producer

Supplier Challenge

- Limited product portfolio for a specific end market
- Lack of scale

Nexeo Solution

- Utilizing Nexeo's national sales footprint provided stable business transition and increased customer base
  - Transition year performance 5% volume growth; 14% margin growth
  - Customer base increased ~50%

- Nexeo acquires new customer base and specialty nature of new product line pulls through 20+ existing specialty products at legacy accounts

Supplier Geographic Penetration

Supplier Challenge

- Limited critical mass and sales reach into geographic territory
- Unable to serve tail customers efficiently

Nexeo Solution

- Expansive seller coverage with strong customer relationships
- Ability to serve small to mid-sized OEM's and provide specification/technical services
- Ability to leverage full line-card

- Expanded line card offering to existing customers focused on ETP's
- Grew turnover over 25% in the past year

Acceleration of Mutually Beneficial Supplier Relationships Driving Growth and Market Access

16

② Broad Set of Targets Available to Pursue Selective Accretive M&A

nexeo solutions

Highly Fragmented Chemical Distribution Market Poised for Consolidation

Global



Top 3 Distributors 13%
Other

Market Size: ~$180bn

North America



Top 3 Distributors 39%
Other

Market Size: ~$33bn

Robust Pipeline

Current Pipeline Breakdown



Not Interested / Declined
16
Near-Term Discussions
18
Bank Sourced Targets
9
High Priority Targets
19
Medium Priority Targets
30
Total: 92

By Revenue Size

($ in millions)



Unknown
22
Greater Than $300
14
$100 - $299
25
$50 - $99
16
$10 - $49
14
Less Than $10
Total: 92

M&A Track Record

Company	Year	Description
PLASCHEM	2012[a]	▪ Scalable China based platform serving chemical and plastics suppliers and customers
CSD Inc.	2013	▪ Commodity and value added service focused
ARCHWAY	2014	▪ Leading specialty chemical distribution company serving the U.S. Market

Nexeo Acquisition Criteria

- Successful distributors and service providers that can be easily integrated, offering synergies and attractive value creation
  - Achievability of cost and market synergies
  - Increased geographic reach and penetration
  - Enhanced product offering, technical expertise and value-added services
- Cash flow accretive in short-term

Significant Impact and Value Creation Upside from M&A

Source: Company management. BCG market report (July 2013).

(a) Formed a JV., which Nexeo owned 60% in 2012 and acquired the remaining stake in 2014.

17

3 Well-Invested Infrastructure Driving Operating Leverage

nexeo solutions

Fundamental Capabilities Now in Place

Safety & Compliance	**Significant time and resources committed to meeting and exceeding industry's highest safety standards** ▪ Focused on behavioral systems / training ▪ Demonstrated strong improvements in safety and compliance	Recordable OSHA rate now well below industry average
Industry Leading Talent	**Heavily invested in personnel including strong and proven management team** ▪ 70% of current senior management hired since carve-out ▪ Upgraded talent in ~2,000 positions	Experienced team with profitable growth plan in place
Global Supply & Services	**~$40 million one-time capital expenditures in '14-'15 related to fixed asset additions** ▪ Fleet investments and optimizations ▪ Began rationalizing facilities footprint **Right-sized SG&A structure** ▪ Significantly reduced costly outsourced providers ▪ Improved service index from 42% in 2011 to best-in-class 87%	Lower Warehouse & Delivery costs with enhanced efficiency
Scalable Centralized Data	**~$10 million one-time IT improvement capital expenditures in '14-'15** ▪ Created centralized data system and platform capability ▪ Invested in SAP and other systems to increase transparency and build credibility with suppliers	Systems in-place to support growth plan

- $150m+ invested over the last 5 years related to fixed asset replacements, facility improvements, vehicles additions and IT infrastructure improvements
- Solid foundation in place and well-maintained infrastructure with capacity to support significant growth and scale

Full-Utilization of Excess Capacity will Provide Significant Incremental Margin Expansion

Source: Company management

18

③ Exceptional Footprint and Distribution Network Facilitates an Effective National Reach with Local Presence nexeo solutions

- Distribution is a local business – strategically placed facilities optimize route density

✓ Next day service available to 99% of customers

✓ 99% on-time delivery on Nexeo's private fleet

✓ "Green" private fleet - $30 million recent investment in new trucks

– 202 new Nexeo trucks in CY2015



Nexeo locations
Headquarters

Americas

- # Facilities: 53 + 76 (3PL)
- Bulk Storage Tanks: 1,142
- Fleet Tractors: 373
- Blending Hubs: 39

EMEA

- Focus: Plastics
- # Facilities: 21 (3PL)
- # Sale Offices: 8

Asia

- Focus: Chemicals / Plastics
- # Facilities: 22 (3PL)
- # Sale Offices: 8

Ability to Increase Volumes 50-100% with Minimal Incremental Spend

Source: Company management.
Note: Data as of 9/30/2015. 3PL = Third party logistics.

19

3 Continuous Cost Optimization Programs

nexeo solutions

Company has developed culture and discipline around cost optimization programs with yearly improvements

Proven Track Record of Cost Implementation

- Significant investments to reduce supply chain costs and enhance efficiency since 2012
  - Reduced its potential run-rate Warehouse & Delivery costs per pound through initiatives that have already been implemented
- Identified and implemented several cost out actions to improve SG&A productivity

Programs Underway		
Transportation Productivity	▪ Common carrier and fleet management optimization	~$2m of estimated annual savings
Warehouse & Delivery Efficiency	▪ Procurement savings ▪ Inventory management	~$10 – 12m of estimated annual savings
Quality Control Systems	▪ Redesign quality management system process	~$2 – 4m of estimated annual savings
SG&A	▪ Salesforce optimization ▪ Back office and operational productivity	~$1 – 6m of estimated annual savings

Additional 50bps Adj. EBITDA Margin[(a)] Enhancement Possible through Cost Optimization

Source: Company management.
(a) Adjusted EBITDA margin defined as Adjusted EBITDA / total sales.

20

Asset-Lite Business Model with Robust and Consistent Cash Generation Source: Company information. (a) Net of proceeds from asset disposals. (b) Defined as Adj. EBITDA – CapEx net of proceeds from asset disposals. ($ millions) $14.4 $32.4 $28.1 $25.5 $24.1 $36.6 $23.6 $30.3 $17.2 $25.1 $32.8 $27.7 $22.1 $27.5 $47.5 $47.9 $36.9 Quarterly FCF(b) FY 2012 FY 2013 FY 2014 FY 2015 FY ‘16 $145m of free cash flow in FY 2015; $29m quarterly average since FQ1 2012 Strong Performance and Cash Generation Throughout the Cycle 4 Capital Expenditures(a) as % of Sales Cumulative Free Cash Flow(b) FY 2012 FY 2013 FY 2014 FY 2015 FY ‘16 $14 $47 $75 $100 $125 $161 $185 $215 $232 $257 $290 $318 $340 $367 $415 $463 $500 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 0.7% 0.7% 0.6% 0.4% 0.2% 0.6% 1.4% 1.2% 0.9% 1.5% 0.9% 1.1% 1.0% 0.8% 0.7% 0.7% 0.3% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Stable Margins Over Time Resilient Business that Remains a Strong Performer Throughout Market Cycles 5 Less earnings volatility than producers Pass-through pricing discipline and technology allow spread management in any market cycle Inflationary trend potentially benefits inventory effect (a) Source: Company management, Bloomberg. (a) Reflects unit gross margin per pound, where gross margin is defined as gross profit plus W&D (Warehouse & Delivery) expenses. Nexeo has presented gross margin herein for the purpose of illustrative comparison versus its chemical distribution peers. Gross margin is different than gross profit, which has historically been presented by Nexeo. For a reconciliation of gross margin to gross profit, please see page 37. (b) Oil price indexed to Nexeo quarterly unit gross margin. (b) Nexeo Quarterly Unit Gross Margin ($ per lb) Oil Price ($ per bbl)

President & Chief Executive Officer 24 Years 5 Years Chief Financial Officer 30 Years 5 Years SVP, Plastics 30 Years 4 Years SVP, Strategic Growth 15 Years 3 Years SVP, Supply Chain & Envi. Services 20 Years 2 Years Chief Legal Officer 18 Years 5 Years Chief Information Officer 33 Years 5 Years Chief HR Officer 20 Years 5 Years Experienced Management Team David Bradley Ross Crane Shawn Williams Professional Experience Title Alberto Machado Ron LaBusch David Chapman Lisa Britt Michael Farnell 22+ Years Average Industry Experience Background Years at Nexeo 6 GE Silicone GE Silicone

 With Premier Sponsorship Global private equity firm with world-renowned management team and proven track record of investment excellence Value-oriented investment philosophy applicable in variety of market cycles Access to robust and consistent deal flow through differentiated origination network developed through senior management’s 70+ years of private equity and restructuring advisory experience Expertise undertaking complex transactions and providing flexible, long-term capital solutions, distinguishing us from other financial buyers Extensive experience creating platform investments and often consolidating meaningful portions of large industries Strong alignment of interests Representative expertise: TPG is a leading global private investment firm with over $74 billion of assets under management spanning multiple asset classes, including private equity, growth equity, credit, and real estate Premier sponsor with a leading track record as an investor with deep sector specialization and a long-term partnership approach Demonstrated ability to work closely with management teams to drive change and innovation, helping companies reach their full potential Global team of dedicated operations partners to target specific business challenges and implement value creation plans 6 Strong Track Record of Outsized Returns Representative expertise:

Above-Market EBITDA Growth and Margin Expansion Opportunity

nexeo solutions


Margin: 6 - 7%
Adj. EBITDA: $152
Margin: 3.4%
Adj. EBITDA: $177
Margin: 4.5%
Adj. EBITDA: $195
Margin: 4.8%
1
2
3
4
FY2017
Adj. EBITDA:
$210 - $220
Margin:
4.9% - 5.2%
2014A
2015A
2016E
Future Growth Drivers
Medium-Term Target

Medium-Term Target Achieved Through:

1 Organic Growth

- 2x GDP third-party distribution market growth
- End market and geographic expansion
- Value-based pricing model
- Improving supplier penetration
- Broaden value-added services offering

2 Operating Leverage

- Fully scalable infrastructure platform
- Ability to increase volumes 50-100% with current asset base

3 Cost Optimization

- Transportation and warehouse savings
- Ryder tractor leasing agreement
- Optimization of private fleet utilization
- Procurement savings, inventory management
- SG&A productivity

4 Synergetic Bolt-On M&A

- Leverage centralized platform
- Enhance high-margin value-add services

Multiple Avenues of Value Creation for Nexeo on Top and Bottom Line

Source: Company management.
Note: Gray dotted box reflects potential upside from the four growth drivers that is not included in management's 2017 guidance.

25

7 Attractive Valuation and Growth Characteristics Relative to Public Comparables

nexeo solutions

Peer Benchmarking



nexeo solutions
UNIVAR
BRENNTAG
IMCD
Industrial Distribution Median(a)
'16E TEV / Adj. EBITDA
8.4x
9.8x
9.2x
11.2x
11.0x
14.4x
11.1x
Pension adjustment(b)
Adj. EBITDA Growth
16.1%
10.5%
(6.5%)
(4.2%)
11.1%
7.7%
16.9%
17.2%
0.2%
2.8%
'14A – '15A
'15A – '16E
'15A Conversion Ratio(c)
29.5%(d)
33.4%
35.6%
39.6%
32.4%
'15A Cash Conversion(e)
81.9%
76.8%
84.3%
97.0%
89.9%

Additional Nexeo Valuation Considerations

- Consistent operating margin improvement
- Limited oil / energy market exposure
- Minimal currency translation impacts
- Attractive financial profile
- Strong historical and future growth potential

Favorable Growth vs. Peers

Source: Company management.

Note: Market data as of 4/4/2016. Nexeo '16E TEV / Adjusted EBITDA based on CY2016E. See page 32 for Nexeo TEV calculation.

(a) Industrial distribution companies include Anixter, Applied Industrial Tech., Fastenal, Genuine Parts Co., Grainger, HD Supply, MRC Global, MSC Industrial Direct, Pool Corp, Watsco and WESCO.

(b) TEV and EBITDA adjusted for unfunded pension liability and applicable pension charges, respectively.

(c) Defined as Adjusted EBITDA / gross profit.

(d) Reflects Nexeo Adjusted EBITDA / gross margin, where gross margin is defined as gross profit plus W&D (Warehouse & Delivery) expenses. Nexeo has presented gross margin herein for the purpose of illustrative comparison versus its chemical distribution peers. Gross margin is different than gross profit, which has historically been presented by Nexeo. For a reconciliation of gross margin to gross profit, please see page 37.

(e) Cash conversion defined as (Adj. EBITDA – Capex net of proceeds from asset disposal) / Adj. EBITDA.

26

Financial Overview

Consistent, Proven Growth Track Record Sales Adjusted EBITDA and % Margin(b) Gross Margin and % Margin(a) Source: Management guidance. Note: Financials represent fiscal year basis ended September 30th. (a) Gross margin is defined as gross profit plus W&D (Warehouse & Delivery) expenses. % margin is defined as Gross margin as a percentage of sales. Gross margin is different than gross profit, which has historically been presented by Nexeo. For a reconciliation of gross margin to gross profit, please see page 37. (b) Adjusted EBITDA % margin is defined as adjusted EBITDA as a percentage of sales. ($ in millions) Financial Performance Accelerating Growth and Profitability with Significant Upside Shedding of low margin customers Decline in petro-linked pricing $330 $358 $402 $408 $445 $475 Gross Profit 3,686 $4,101 $4,515 $3,949 $4,024 $4,264 2012A 2013A 2014A 2015A 2016E 2017E $122 $150 $152 $177 $195 $213 3.3% 3.7% 3.4% 4.5% 4.8% 5.0% 2012A 2013A 2014A 2015A 2016E 2017E Adj. EBITDA % Adj. EBITDA Margin $510 $543 $597 $598 $635 $665 13.8% 13.2% 13.2% 15.1% 15.8% 15.6% 2012A 2013A 2014A 2015A 2016E 2017E Gross Margin % Gross Margin

Premier Cash Conversion

nexeo solutions

Capex[a] as % of Net Sales



0.9%
1.1%
0.8%
FY2013
FY2014
FY2015

Working Capital[b] as % of Net Sales



13.2%
12.9%
12.8%
FY2013
FY2014
FY2015

Quarterly LTM Net Leverage[c]



6.0x
5.3x
4.6x
4.4x
LTM 3/31/15
LTM 6/30/15
LTM 9/30/15
LTM 12/31/15

Commentary

- ✓ Asset-lite business model with strong cash flow generation
- ✓ Well-invested business: future normalized capex of ~$25m
- ✓ Maintenance capex ~0.1% of revenue

- ✓ Modest working capital requirements and disciplined working capital policies support high free cash generation
- ✓ Working capital as a percentage of sales to decrease with Company scale gains and effective management of Warehouse & Delivery
- ✓ Regional production centers ensure disciplined inventory management

- ✓ Proven deleveraging track record
- ✓ Anticipated leverage level appropriate for supporting growth initiatives given cash production

Capital Expenditure and Working Capital Productivity Gains to Enhance Cash Generation

Source: Company information
Note: Financials represent fiscal year basis ended September 30th.
(a) Net of proceeds from asset disposals
(b) Working Capital defined as accounts receivable + inventories – accounts payable.
(c) Defined as net debt at the end of the LTM period / LTM adjusted EBITDA.

29

Strong Financial Profile with Targeted Capital Allocation Policies Highly Scalable Platform Focused on Growth and Margin Expansion Financial Highlights  Robust organic growth program in place  Well-invested infrastructure  Cost reduction initiatives underway  Strong and consistent cash flow generation  No legacy pension obligations or contingent liabilities Capital Allocation Policies  Limited capital requirements to fund organic growth programs  Focus on margin expansion initiatives  Targeted bolt-on M&A in core end markets

Transaction Overview

Transaction Overview

($ in millions, except per share values; number of shares in millions)

nexeo solutions

Illustrative Pro Forma Valuation[a]

		Pro-forma for transaction close
Nexeo illustrative share price		$10.00
Pro forma shares outstanding		90.77
Total pro forma equity value[c]		$908
Pro forma net debt		761
Pro forma enterprise value		$1,669
Enterprise value / Adj. EBITDA		
CY2016E Adj. EBITDA	$198	8.4x

Sources and Uses[b]

Sources	
Existing SPAC cash in trust	$500
New debt	711
Roll-over debt	60
TPG equity rolled	298
Deferred purchase price[c]	46
Additional third party equity	41
Total sources	**$1,656**

Uses	
Purchase price[c]	$1,575
Transaction fees & expenses[d]	71
Cash to balance sheet	10
Total uses	**$1,656**

Pro Forma Capitalization

		$mm Amount	% of Capital
Cash		$10	1%
ABL facility ($575 million)		$81	5%
Term loans		630	37%
Assumed net debt[e]		35	2%
Capital leases		25	1%
Net debt		$761	45%
Total equity (assuming shares trade at $10.00)		*$908*	
Net debt / CY2015 Adj. EBITDA	*$184*	*4.1x*	

Post Transaction Ownership[a]

	Number of shares	% Ownership
WLRH public shareholders	50.03	55%
TPG roll-over equity	29.84	33%
Deferred shares[c]	4.53	5%
Additional third party equity	4.10	5%
WLRH sponsor[f]	2.24	2%
Director shares[g]	0.03	0%
Total	**90.77**	**100%**

Total pro forma shares outstanding: 90.77 million

Strongly Aligned Interests for All Parties

Source: Company management.

(a) Excludes public warrants to purchase 25 million shares at an exercise price of $11.50 and 12.47 million founder shares which have been restructured as an earn-out, with 50% transferable when the share price reaches $12.50 for 20 days out of 30 consecutive trading days and the remaining 50% transferable when the share price reaches $15.00 for 20 days out of 30 consecutive trading days or on an M&A transaction.

(b) Assumes no redemptions from WLRH public shareholders, $35 million of assumed net debt and $25 million of capital leases.

(c) The number of shares issuable to TPG and the other sellers is subject to certain limitations. As a result of these limitations, part of the purchase price is expected to include deferred cash payments in the future equal to the prevailing WLRH common stock price immediately prior to the applicable payment multiplied by the number of shares of common stock which would have otherwise been issued to TPG and the other sellers at the closing. The company may, at its election, fund these cash payments earlier through equity sales, in which case the amount received by TPG would equal the proceeds received in the applicable equity offering from the sale of the number of shares of common stock which would have otherwise been issued to TPG and the other sellers at the closing. Assumes an illustrative share price of $10.00 per share.

(d) Includes financing fees, original issue discount on term loan, legal, advisory and other fees.

(e) Comprises debt of $37 million assumed in China subsidiary (Plaschem), net of cash of $2 million.

(f) Sponsor to exchange its warrants for shares at a 10:1 warrant for share conversion with 22.4 million warrants converting into 2.24 million shares.

(g) 30,000 founder shares transferred to existing WLRH directors.

32

Appendix

2017 Projection Assumptions Key Drivers Description Volume Volume growth of 1.5 – 2.0x GDP growth rate Moderate inflationary macro environment Gross Margin Unit gross margin(a) increases due to pricing discipline and improvement in mix Operating Expenses Operating expenses increase with inflation partially offset by continued productivity initiatives Capital Expenditures Assumes $25M / year in capital expenditures in projection period, net of proceeds from asset disposals Maintenance capex primarily related to betterment of existing fixed assets, vehicle replacement and other IT and related infrastructures Source: Company management. (a) Reflects unit gross margin per pound, where gross margin is defined as gross profit plus W&D (Warehouse & Delivery) expenses. Gross margin is different than gross profit, which has historically been presented by Nexeo. For a reconciliation of gross margin to gross profit, please see page 37.

Non-GAAP Reconciliation

nexeo solutions

Nexeo Solutions Holdings, LLC Adjusted EBITDA Reconciliation[a]

($ in millions)

	Q1 FY2016 LTM	FY2015
Net Income (Loss) Attributable to Nexeo Solutions Holdings, LLC and Subsidiaries	$32.2	$20.4
Net loss from discontinued operations, net of tax	0.0	0.8
Interest, net	63.9	64.7
Taxes	6.1	3.9
Depreciation and amortization	53.3	52.6
EBITDA from continuing operations	**$155.5**	**$142.4**
Management add-backs [b]	11.3	16.2
FY 2015 special one-time compensation incentives [c]	8.9	8.9
Foreign exchange (gains) losses, net [d]	1.5	2.2
Management fees [e]	4.2	4.7
Compensation expense related to management equity plan (non-cash)	1.2	1.2
Transaction and other one-time items [f]	1.2	0.9
Adjusted EBITDA from continuing operations	**$183.8**	**$176.5**

Source: Company filings and Company management.
(a) Certain reclassifications were made to prior period amounts to conform to current year presentation.
(b) Management adjustments associated with integration, restructuring and transformational activities.
(c) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance.
(d) Includes net realized and unrealized foreign exchange gains and losses.
(e) Management, monitoring, consulting, reimburseable fees and leverage fees, per the agreement with TPG Capital, L.P.
(f) Includes professional and transaction costs related to potential acquisitions and other one-time items.

Non-GAAP Financial Measure and Related Information
The above table contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While we believe these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. In addition, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not include certain cash requirements such as interest payments, tax payments and debt service requirements. Moreover, Adjusted EBITDA as presented for financial reporting purposes herein, although similar, is not the same as similar terms in the applicable covenants in our ABL Facility, Term Loan Facility or our senior subordinated notes or similar terms used by Univar, Brenntag or other competitors.

35

Non-GAAP Reconciliation (continued)

Nexeo Solutions Holdings, LLC Adjusted EBITDA Reconciliation

($ in millions)

	FY2014	FY2013	FY2012
Net Income (Loss) Attributable to Nexeo Solutions [(a)]	($13.5)	$(6.3)	$(18.9)
Net Income (Loss) Attributable to Noncontrolling Interest	1.3	1.7	0.0
Interest, net	63.6	57.7	45.0
Taxes [(a)]	7.3	4.7	1.0
Depreciation and amortization [(a)]	53.4	38.7	39.4
EBITDA from continuing operations	**$112.1**	**$96.5**	**$66.5**
Management add-backs [(a)(b)]	22.4	28.9	30.8
Foreign exchange (gains) losses, net [(a)(c)]	1.2	1.3	0.6
Management fees [(d)]	5.1	5.5	7.0
Letter of credit fees not included in interest expense	0.0	0.0	0.8
Compensation expense related to management equity plan (non-cash)	1.0	1.4	1.8
LIFO average cost accounting principle change[(e)]	0.0	0.0	5.5
Transitional pension and medical payments – Ashland employees[(f)]	0.0	0.0	0.6
Transaction and other one-time items [(a)(g)]	9.9	16.5	8.5
Adjusted EBITDA from continuing operations	**$151.7**	**$150.1**	**$122.1**

Source: Company filings and Company management.

(a) Reflects the impact of discontinued operations. 2012 reflects professional and transaction costs related to the acquisition of the global distribution business of Ashland, the China joint venture, other potential acquisitions and other one-time costs

(b) Management adjustments associated with integration, transition, restructuring and transformational activities.

(c) Includes net realized and unrealized foreign exchange gains and losses.

(d) Management, monitoring, consulting and leverage fees, per the agreement with TPG Capital, L.P.

(e) Cumulative adjustment for LIFO to average cost inventory accounting method change.

(f) Transitional pension and medical payments owed to certain Ashland employees pursuant to the Agreement of Purchase and Sale, dated November 5, 2010 by and between Ashland and Nexeo Solutions, LLC (formerly TPG Accolade, LLC), as amended.

(g) Professional and transaction costs related to the acquisition of the global distribution business of Ashland, Nexeo Plaschem, the CSD Acquisition, the Archway Acquisition, other potential acquisitions and other one-time items.

Non-GAAP Financial Measure and Related Information

The above table contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While we believe these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. In addition, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not include certain cash requirements such as interest payments, tax payments and debt service requirements. Moreover, Adjusted EBITDA as presented for financial reporting purposes herein, although similar, is not the same as similar terms in the applicable covenants in our ABL Facility, Term Loan Facility or our senior subordinated notes or similar terms used by Univar, Brenntag or other competitors..

36

Nexeo Solutions Holdings, LLC Gross Margin Reconciliation ($ in millions) Non-GAAP Reconciliation (continued) FY2015 FY2014 FY2013 FY2012 Gross Profit(a) $ 408.0 $ 401.7 $ 358.1 $ 329.5 Add: Warehouse and Delivery Expense 189.6 194.8 185.3 180.9 Gross Margin $ 597.6 $ 596.5 $ 543.4 $ 510.4 Source: Company filings and Company management. Gross profit defined as sales – cost of sales and operating expenses (including Warehouse & Delivery costs). Non-GAAP Financial Measure and Related Information The above table contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While we believe these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. In addition, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not include certain cash requirements such as interest payments, tax payments and debt service requirements. Moreover, Adjusted EBITDA as presented for financial reporting purposes herein, although similar, is not the same as similar terms in the applicable covenants in our ABL Facility, Term Loan Facility or our senior subordinated notes or similar terms used by Univar, Brenntag or other competitors.

Nexeo Solutions Holdings, LLC Free Cash Flow Reconciliation ($ in millions) Non-GAAP Reconciliation (continued) Q1 FY2016 FY2015 FY2014 FY2013 FY2012 Adjusted EBITDA - Continuing Operations $ 39.1 $ 176.5 $ 151.7 $ 150.1 $ 122.1 Capex (from cash flow statement) (3.9) (35.6) (49.9) (38.1) (22.8) Proceeds (from cash flow statement) 1.7 4.1 1.0 2.6 1.1 Capex, net (2.2) (31.5) (48.9) (35.5) (21.7) FCF, continuing ops $ 36.9 $ 145.0 $ 102.8 $ 114.6 $ 100.4 Source: Company filings and Company management. Non-GAAP Financial Measure and Related Information The above table contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While we believe these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. In addition, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not include certain cash requirements such as interest payments, tax payments and debt service requirements. Moreover, Adjusted EBITDA as presented for financial reporting purposes herein, although similar, is not the same as similar terms in the applicable covenants in our ABL Facility, Term Loan Facility or our senior subordinated notes or similar terms used by Univar, Brenntag or other competitors.